UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2006

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-09992	04-2564110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 Rio Robles
San Jose, California
95134 (Address of principal executive offices, including zip code)
(408) 875-3000 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors; Election of Directors
     On May 11, 2006, Mr. Michael E. Marks resigned from the Board of Directors of KLA-Tencor Corporation. Upon recommendation of the Nominating and Governance Committee, the Board of Directors appointed Mr. David C. Wang to fill the vacancy left by the resignation of Mr. Marks.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by KLA-Tencor Corporation dated May 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
By:	/s/ Stuart J. Nichols
Stuart J. Nichols
Vice President and General Counsel

Date: May 11, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by KLA-Tencor Corporation dated May 11, 2006.